UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07288
                                   ---------

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                      -------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         -----

Date of reporting period: 3/31/09
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.



MARCH 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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                                    FRANKLIN
                          STRATEGIC MORTGAGE PORTFOLIO

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Franklin Strategic Mortgage Portfolio .....................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................    9
Financial Highlights and Statement of Investments .........................   11
Financial Statements ......................................................   17
Notes to Financial Statements .............................................   20
Shareholder Information ...................................................   29

Shareholder Letter

Dear Shareholder:

The six-month period ended March 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed semiannual report for Franklin Strategic Mortgage Portfolio, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Strategic Mortgage Portfolio

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin Strategic Mortgage Portfolio

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Strategic Mortgage Portfolio seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

                                  (PIE CHART)

                                           PORTFOLIO BREAKDOWN
                                              Based on Total
                                              Investments as
                                               of 3/31/09
                                           -------------------
Federal National Mortgage Association
   (FNMA)................................         54.8%
Federal Home Loan Mortgage Corp.
   (FHLMC)...............................         20.9%
Asset-Backed Securities & Commercial
   Mortgage-Backed Securities............         19.8%
Government National Mortgage
Association (GNMA).......................          3.3%
Short-Term Investments...................          1.2%

This semiannual report for Franklin Strategic Mortgage Portfolio covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Strategic Mortgage Portfolio-Class A had a -1.91% cumulative total return. The Fund underperformed

(1.) Securities owned by the Fund but not shares of the Fund are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                              Semiannual Report | 3
its benchmark, the Citigroup U.S. Broad Investment-Grade (USBIG) Mortgage
Index, which had a +6.61% total return for the same period.(2) For comparison, the Lipper U.S. Mortgage Funds Classification Average returned +1.70%, and the Barclays Capital (BC) U.S. Treasury Index, a component of the BC U.S. Government Index, returned +7.32%.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2009, economic conditions deteriorated. In February 2009, the Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and as stock markets declined. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue chip banks and financial institutions roiled equity markets. Despite far-reaching government interventions, the nation's economic troubles worsened as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices fell at an accelerated rate. Jobless claims mounted and the unemployment rate rose to 8.5% by period-end.(4) Economic growth, as measured by gross domestic product (GDP), fell in the fourth quarter of 2008 and first quarter of 2009 at annualized rates of 6.3% and an estimated 6.1%, reflecting a broad-based slowdown in consumer spending, corporate profits and export growth.

Oil prices retreated dramatically from $101 per barrel at the beginning of the period to $50 by period-end. Many other commodities and many industrial metals followed similar trends. Partially as a result of the steep price corrections,

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities and FNMA and FHLMC balloon mortgages. In previous reports, we referred to this index as the Citigroup Mortgage Index.

(3.) Sources: Lipper Inc.; (C) 2009 Morningstar. The Lipper U.S. Mortgage Funds
     Classification Average is calculated by averaging the total return for all funds within the Lipper U.S. Mortgage Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper U.S. Mortgage Funds are defined as funds that invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the six-month period ended 3/31/09, the Lipper U.S. Mortgage Funds Classification Average consisted of 96 funds. Lipper calculations do not include sales charges or subsidization by a fund's manager. The Fund's performance relative to the average might have differed if these or other factors had been considered. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions.

     The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(4.) Source: Bureau of Labor Statistics.


                             4 | Semiannual Report

March's inflation rate was an annualized -0.4%, the first 12-month decline since August 1955.(4) Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(4) The core personal consumption expenditures price index reported a 12-month increase of 1.8%.(5)

A slowing economy and decelerating inflation prompted policymakers to lower interest rates and enact stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the reporting period. Congress passed a $787 billion fiscal stimulus package (American Recovery and Reinvestment Act) that included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also introduced new programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers and help struggling home buyers avoid foreclosure.

Treasury prices rose for the first half of the period but began to decline in the latter half. Investors drove the yield on the three-month Treasury bill to a multi-decade low. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The yield spread between the two-year and the 10-year Treasury yields rose slightly to 190 basis points (100 basis points equal one percentage point) at the end of March from 185 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 2.00% to 0.81% over the six-month period. Over the same period, the 10-year Treasury note yield fell from 3.85% to 2.71%.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's net assets in mortgage securities. Normally we focus on mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. At least 65% of total assets are invested in securities rated AAA by Standard & Poor's Rating Group (S&P) or Fitch, or Aaa by Moody's Investors Service (Moody's), independent credit rating agencies. For the remaining 35% of portfolio securities, at least 20% will be rated at least BBB by S&P or Fitch, or Baa by Moody's, and up to 15% may be invested in securities rated below BBB by Fitch, or Baa by Moody's. If unrated, securities will be deemed of

(5.)  Source: Bureau of Economic Analysis.


                              Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
10/1/08-3/31/09

MONTH      DIVIDEND PER SHARE
-----      ------------------
October       4.3177 cents
November      3.9033 cents
December      4.4512 cents
January       4.0718 cents
February      4.3462 cents
March         4.6790 cents
             -------------
TOTAL        25.7692 CENTS
             -------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

comparable quality by the Fund's manager. Within these parameters, we rely on our research to help us identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the six-month reporting period, economic fundamentals continued to deteriorate globally, as recessionary dynamics broadened and deepened. U.S. Treasury yields declined to multi-decade lows as the effects of liquidity and credit problems impacted economic activity. In the ongoing effort to stabilize financial markets and restore confidence to investors, the U.S. Treasury and the Fed announced several new initiatives aimed at increasing credit availability and reducing mortgage rates.

The mortgage-backed securities (MBS) market continued its strong performance relative to many other credit-related sectors. Over the period, conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS outperformed their Ginnie Mae
(GNMA) mortgage-backed securities counterparts, but could not keep up with the robust performance of comparable high credit quality U.S. Treasuries. Conversely, mortgage-related asset-backed securities (ABS) and commercial MBS
(CMBS) generated substantially lower returns.

Following our broad mortgage strategy, we looked across all mortgage opportunity sets to find relative value and also looked across the GNMA universe for strong cash flow fundamentals and valuations. The declines in Treasury and mortgage rates, combined with the Fed's announcement that it would be purchasing up to $1.25 trillion in agency MBS, increased prepayment risk in higher coupon MBS. In this environment, we reduced the portfolio's allocation to some higher coupon MBS in favor of lower coupon MBS.

For most of the period, we continued to invest in bonds from higher-quality securitized sectors after we found what we considered fundamentally sound bonds at attractive yields in these markets. We remained allocated to higher-quality ABS and CMBS, which hurt relative performance as both sectors underperformed traditional MBS. Our mortgage-related ABS investments were primarily AAA-rated, floating rate securities. In our analysis, given deteriorating macroeconomic and financing conditions, we expected the commercial real estate environment to remain challenging. The Fund's CMBS allocations, however, are top-rated securities that are high in the capital structure and benefit from high levels of credit protection.


                              6 | Semiannual Report

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

[PHOTO OF ROGER A. BAYSTON]


/s/ Roger A. Bayston

Roger A. Bayston, CFA

[PHOTO OF PAUL VARUNOK]


/s/ Paul Varunok

Paul Varunok

Portfolio Management Team
Franklin Strategic Mortgage Portfolio

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FSMIX)                       CHANGE   3/31/09   9/30/08
-----------------------                       ------   -------   -------
Net Asset Value (NAV)                         -$0.43    $8.37     $8.80
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                   $0.257692

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------           ------   ------   -------
Cumulative Total Return(2)               -1.91%           -3.75%   +8.98%   +52.06%
Average Annual Total Return(3)           -6.08%           -7.83%   +0.85%    +3.83%
   Distribution Rate(4)                           6.09%
   30-Day Standardized Yield(5)                   4.59%
   Total Annual Operating Expenses(6)             0.59%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) Distribution rate is based on the sum of distributions per share for the last 30 days of March and the maximum offering price of $8.74 on 3/31/09.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                              8 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                              Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000          $  980.90               $3.16
Hypothetical (5% return before expenses)         $1,000          $1,021.74               $3.23

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             10 | Semiannual Report

Franklin Strategic Mortgage Portfolio

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009    ------------------------------------------------------------
                                             (UNAUDITED)       2008         2007         2006         2005         2004
                                          ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $   8.80        $   9.42     $   9.59     $   9.73     $   9.96     $  10.06
                                             --------        --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...........         0.128           0.404        0.476        0.418        0.391        0.328
   Net realized and unrealized
      gains (losses) ..................        (0.300)         (0.493)      (0.129)      (0.069)      (0.123)       0.112
                                             --------        --------     --------     --------     --------     --------
Total from investment operations ......        (0.172)         (0.089)       0.347        0.349        0.268        0.440
                                             --------        --------     --------     --------     --------     --------
Less distributions from net investment
   income .............................        (0.258)         (0.531)      (0.517)      (0.489)      (0.498)      (0.540)
                                             --------        --------     --------     --------     --------     --------
Redemption fees(c) ....................            --              --(d)        --(d)        --(d)        --(d)        --(d)
                                             --------        --------     --------     --------     --------     --------
Net asset value, end of period ........      $   8.37        $   8.80     $   9.42     $   9.59     $   9.73     $   9.96
                                             ========        ========     ========     ========     ========     ========
Total return(e)........................         (1.91)%         (1.04)%       3.70%        3.73%        2.74%        4.41%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          0.64%           0.57%        0.57%        0.55%        0.55%        0.54%
Net investment income .................          3.82%           4.58%        5.05%        4.48%        3.97%        3.29%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $108,700        $168,674     $243,664     $287,865     $367,759     $376,848
Portfolio turnover rate ...............        145.30%         336.36%      326.67%      247.03%      160.36%      245.18%
Portfolio turnover rate excluding
   mortgage dollar rolls(h) ...........         10.42%          25.39%       30.85%       38.75%       36.26%       50.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.001 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 11

Franklin Strategic Mortgage Portfolio

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

                                                                                         PRINCIPAL
                                                                                         AMOUNT(a)         VALUE
                                                                                        ----------     ------------
      MORTGAGE-BACKED SECURITIES 102.0%
(b)   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 7.4%
      FHLMC, 4.36%, 3/01/19 .........................................................      199,949     $    200,980
      FHLMC, 4.427%, 1/01/32 ........................................................      105,999          105,966
      FHLMC, 4.687%, 5/01/20 ........................................................      184,980          187,625
      FHLMC, 4.736%, 7/01/22 ........................................................    1,131,886        1,148,531
      FHLMC, 4.822%, 11/01/25 .......................................................       74,332           74,630
      FHLMC, 4.855%, 1/01/31 ........................................................      180,931          184,889
      FHLMC, 4.875%, 4/01/17 ........................................................       45,576           45,716
      FHLMC, 4.955%, 11/01/16 .......................................................      356,298          359,858
      FHLMC, 5.102%, 5/01/22 ........................................................       62,378           63,540
      FHLMC, 5.126%, 12/01/30 .......................................................      114,419          115,826
      FHLMC, 5.158%, 8/01/31 ........................................................       31,281           32,094
      FHLMC, 5.32%, 4/01/31 .........................................................       67,901           69,728
      FHLMC, 5.375%, 4/01/18 ........................................................       92,945           93,561
      FHLMC, 5.527%, 7/01/24 ........................................................      141,900          140,992
      FHLMC, 5.969%, 10/01/36 .......................................................    2,459,610        2,547,986
      FHLMC, 5.981%, 10/01/18 .......................................................      171,203          177,200
      FHLMC, 6.009%, 4/01/30 ........................................................    1,252,078        1,294,901
      FHLMC, 6.031%, 1/01/28 ........................................................      299,916          307,407
      FHLMC, 6.075%, 4/01/24 ........................................................      201,683          204,597
      FHLMC, 6.118%, 7/01/30 ........................................................      541,289          554,770
      FHLMC, 6.868%, 11/01/19 .......................................................      153,555          159,140
                                                                                                       ------------
                                                                                                          8,069,937
                                                                                                       ------------
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 19.5%
      FHLMC Gold 15 Year, 6.50%, 4/01/11 ............................................          298              313
      FHLMC Gold 15 Year, 7.00%, 6/01/09 - 7/01/11 ..................................        1,118            1,159
      FHLMC Gold 15 Year, 7.50%, 4/01/10 ............................................          637              660
      FHLMC Gold 15 Year, 8.00%, 1/01/10 - 12/01/12 .................................       11,110           11,346
(c)   FHLMC Gold 30 Year, 5.00%, 10/01/33 - 4/01/39 .................................    2,071,554        2,141,347
      FHLMC Gold 30 Year, 5.00%, 7/01/35 ............................................    1,846,718        1,909,712
      FHLMC Gold 30 Year, 5.50%, 9/01/33 ............................................      431,444          449,667
(c)   FHLMC Gold 30 Year, 5.50%, 4/01/39 ............................................    1,860,000        1,930,040
      FHLMC Gold 30 Year, 6.00%, 7/01/28 - 12/01/32 .................................       54,630           57,442
(c)   FHLMC Gold 30 Year, 6.00%, 4/01/39 ............................................    8,000,000        8,363,752
      FHLMC Gold 30 Year, 6.50%, 2/01/19 - 7/01/32 ..................................    1,365,627        1,454,910
(c)   FHLMC Gold 30 Year, 6.50%, 4/01/39 ............................................    1,250,000        1,317,774
      FHLMC Gold 30 Year, 7.50%, 10/01/25 - 8/01/32 .................................      725,664          783,616
      FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30 ..................................      167,399          182,160
      FHLMC Gold 30 Year, 8.50%, 10/01/17 - 9/01/30 .................................      348,382          372,553
      FHLMC Gold 30 Year, 9.00%, 9/01/30 ............................................      250,514          279,488
      FHLMC Gold 30 Year, 9.50%, 12/01/16 - 4/01/25 .................................      889,504          994,136
      FHLMC PC 30 Year, 8.50%, 2/01/17 - 5/01/17 ....................................      796,952          857,351
      FHLMC PC 30 Year, 9.00%, 6/01/16 ..............................................        1,531            1,678
      FHLMC PC 30 Year, 9.25%, 8/01/14 ..............................................        3,985            4,332
      FHLMC PC 30 Year, 9.50%, 12/01/09 - 8/01/19 ...................................      112,562          123,734
                                                                                                       ------------
                                                                                                         21,237,170
                                                                                                       ------------

                             12 | Semiannual Report

Franklin Strategic Mortgage Portfolio

                                                                                         PRINCIPAL
                                                                                         AMOUNT(a)         VALUE
                                                                                        ----------     ------------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(b)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 9.0%
      FNMA, 3.198%, 1/01/17 .........................................................      605,787     $    609,313
      FNMA, 3.396%, 4/01/27 .........................................................      182,094          187,427
      FNMA, 3.486%, 4/01/31 .........................................................       73,694           74,350
      FNMA, 3.668%, 4/01/33 .........................................................      301,398          301,319
      FNMA, 4.007%, 1/01/18 .........................................................    1,995,962        2,010,732
      FNMA, 4.028%, 8/01/27 .........................................................      160,111          161,091
      FNMA, 4.168%, 4/01/18 .........................................................       30,957           30,368
      FNMA, 4.375%, 10/01/29 ........................................................       25,073           25,470
      FNMA, 4.402%, 12/01/31 ........................................................       73,347           73,910
      FNMA, 4.413%, 7/01/17 .........................................................      137,251          141,882
      FNMA, 4.425%, 5/01/30 .........................................................      189,248          192,299
      FNMA, 4.531%, 7/01/25 .........................................................       63,282           63,641
      FNMA, 4.602%, 4/01/18 .........................................................      179,574          182,445
      FNMA, 4.706%, 12/01/22 ........................................................      164,417          166,029
      FNMA, 4.812%, 4/01/21 .........................................................       31,929           32,125
      FNMA, 4.814%, 11/01/31 ........................................................      409,017          407,836
      FNMA, 4.824%, 7/01/19 .........................................................    1,144,269        1,146,311
      FNMA, 4.875%, 9/01/18 .........................................................       49,127           49,348
      FNMA, 4.919%, 2/01/32 .........................................................      152,189          153,604
      FNMA, 4.945%, 5/01/27 .........................................................      112,781          114,484
      FNMA, 5.00%, 11/01/28 .........................................................      132,871          134,970
      FNMA, 5.02%, 7/01/27 ..........................................................      139,396          142,258
      FNMA, 5.046%, 10/01/19 ........................................................      270,782          272,673
      FNMA, 5.049%, 7/01/31 .........................................................        5,480            5,451
      FNMA, 5.063%, 8/01/29 .........................................................       51,271           51,806
      FNMA, 5.064%, 5/01/21 .........................................................      288,960          294,913
      FNMA, 5.119%, 9/01/32 .........................................................      433,620          443,460
      FNMA, 5.215%, 5/01/31 .........................................................       28,269           28,347
      FNMA, 5.227%, 10/01/24 ........................................................      330,742          331,172
      FNMA, 5.241%, 7/01/14 .........................................................      256,076          258,101
      FNMA, 5.275%, 6/01/31 .........................................................      371,363          381,824
      FNMA, 5.335%, 10/01/32 ........................................................      191,616          193,364
      FNMA, 5.336%, 12/01/24 ........................................................       89,034           91,389
      FNMA, 5.52%, 7/01/26 ..........................................................       43,289           43,547
      FNMA, 5.841%, 6/01/17 .........................................................       91,493           92,882
      FNMA, 5.849%, 7/01/31 .........................................................      740,558          768,873
      FNMA, 6.385%, 8/01/26 .........................................................      135,362          138,080
                                                                                                       ------------
                                                                                                          9,797,094
                                                                                                       ------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 61.8%
      FNMA 15 Year, 5.00%, 6/01/18 ..................................................      797,920          834,017
      FNMA 15 Year, 5.00%, 7/01/18 ..................................................    3,018,016        3,157,379
      FNMA 15 Year, 5.50%, 5/01/14 - 2/01/18 ........................................    2,902,613        3,048,688
      FNMA 15 Year, 6.50%, 4/01/11 - 10/01/16 .......................................      235,876          247,741
      FNMA 15 Year, 7.00%, 11/01/11 .................................................          454              471
      FNMA 15 Year, 7.50%, 7/01/09 - 7/01/12 ........................................       18,493           19,258
      FNMA 15 Year, 9.00%, 2/01/11 - 11/01/11 .......................................      137,423          143,567


                             Semiannual Report | 13

Franklin Strategic Mortgage Portfolio

                                                                                         PRINCIPAL
                                                                                         AMOUNT(a)         VALUE
                                                                                        ----------     ------------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
(c)   FNMA 30 Year, 4.50%, 4/01/39 ..................................................    5,000,000     $  5,110,940
      FNMA 30 Year, 5.00%, 4/01/34 ..................................................    1,187,292        1,228,198
(c)   FNMA 30 Year, 5.00%, 4/01/39 ..................................................   13,000,000       13,416,403
      FNMA 30 Year, 5.50%, 9/01/33 - 11/01/35 .......................................    7,067,187        7,364,277
      FNMA 30 Year, 5.50%, 11/01/33 .................................................    1,230,774        1,282,985
      FNMA 30 Year, 5.50%, 11/01/34 .................................................    8,920,787        9,288,072
      FNMA 30 Year, 6.00%, 12/01/23 - 8/01/35 .......................................      819,362          866,360
      FNMA 30 Year, 6.00%, 9/01/32 ..................................................    1,287,818        1,357,906
      FNMA 30 Year, 6.00%, 10/01/34 .................................................    1,519,471        1,593,620
      FNMA 30 Year, 6.00%, 10/01/34 .................................................    4,356,348        4,568,932
      FNMA 30 Year, 6.00%, 11/01/34 .................................................    1,665,400        1,746,670
      FNMA 30 Year, 6.00%, 7/01/35 ..................................................    1,465,509        1,551,317
(c)   FNMA 30 Year, 6.00%, 4/01/39 ..................................................    1,600,000        1,671,250
      FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32 .......................................    6,310,959        6,706,095
      FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32 ........................................      357,045          386,430
      FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31 ........................................       67,254           73,055
      FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28 ......................................      830,951          911,412
      FNMA 30 Year, 9.00%, 12/01/16 - 9/01/26 .......................................       58,734           64,405
      FNMA 30 Year, 9.50%, 11/01/15 - 4/01/30 .......................................      230,985          255,762
      FNMA 30 Year, 10.00%, 8/01/15 - 4/01/21 .......................................      265,892          294,866
      FNMA 30 Year, 10.50%, 1/01/16 - 5/01/30 .......................................       17,640           20,050
      FNMA 30 Year, 11.00%, 10/01/15 ................................................        7,975            8,471
      FNMA 30 Year, 12.00%, 4/01/15 - 5/01/16 .......................................        2,796            3,159
      FNMA 30 Year, 12.50%, 12/01/13 ................................................          463              526
                                                                                                       ------------
                                                                                                         67,222,282
                                                                                                       ------------
(b)   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.3%
      GNMA, 4.125%, 11/20/25 ........................................................       73,721           74,154
      GNMA, 4.625%, 7/20/27 .........................................................      207,648          208,666
                                                                                                       ------------
                                                                                                            282,820
                                                                                                       ------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 4.0%
      GNMA I SF 15 Year, 7.00%, 4/15/14 .............................................       27,648           29,245
      GNMA I SF 15 Year, 8.00%, 9/15/15 .............................................       26,542           28,425
      GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32 ...................................      647,659          689,393
      GNMA I SF 30 Year, 7.00%, 3/15/17 - 2/15/32 ...................................      585,481          623,408
      GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29 .................................       84,152           90,655
      GNMA I SF 30 Year, 8.00%, 1/15/17 - 9/15/27 ...................................      282,093          304,036
      GNMA I SF 30 Year, 8.25%, 1/15/21 - 5/15/21 ...................................      176,231          189,824
      GNMA I SF 30 Year, 8.50%, 6/15/16 - 7/15/24 ...................................      410,233          443,627
      GNMA I SF 30 Year, 9.00%, 5/15/09 - 8/15/28 ...................................       64,327           69,797
      GNMA I SF 30 Year, 9.50%, 10/15/09 - 1/15/10 ..................................       19,035           19,705
      GNMA I SF 30 Year, 10.00%, 10/15/18 - 2/15/19 .................................        9,012            9,936
      GNMA I SF 30 Year, 10.50%, 1/15/16 ............................................          949            1,068
      GNMA II SF 30 Year, 6.50%, 1/20/26 - 2/20/34 ..................................      955,601        1,014,936
      GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32 .................................      506,924          543,142
      GNMA II SF 30 Year, 8.00%, 1/20/17 - 8/20/26 ..................................      155,923          167,086


                             14 | Semiannual Report

Franklin Strategic Mortgage Portfolio

                                                                                         PRINCIPAL
                                                                                         AMOUNT(a)         VALUE
                                                                                        ----------     ------------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE (CONTINUED)
      GNMA II SF 30 Year, 8.50%, 7/20/16 - 8/20/16 ..................................       70,680     $     75,914
      GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25 .................................        6,705            7,244
      GNMA II SF 30 Year, 10.50%, 6/20/20 ...........................................           26               29
                                                                                                       ------------
                                                                                                          4,307,470
                                                                                                       ------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $108,841,150) ..........................                   110,916,773
                                                                                                       ------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 25.6%
      FINANCE 25.6%
(b)   AFC Home Equity Loan Trust, 1997-4, 2A2, 1.162%, 12/22/27 .....................      413,061          244,089
(b,d) Ameriquest Mortgage Securities Inc., 2003-12, M2, 2.222%, 1/25/34 .............    1,044,195          460,914
(b,e) Bayview Commercial Asset Trust, 2006-CD1A, A-1, 144A, 0.946%, 7/25/23
         (Canada) ...................................................................    1,421,467CAD     1,119,202
(b,e) Bear Stearns Commercial Mortgage Securities Inc., 2007-T26, B, 144A,
         5.601%, 1/12/45 ............................................................    2,650,000          372,348
      CitiFinancial Mortgage Securities Inc., 2003-4, AF6, 4.493%, 10/25/33 .........    1,975,265        1,832,878
      Citigroup/Deutsche Bank Commercial Mortgage Trust, 2007-CD4, C, 5.476%,
         12/11/49 ...................................................................    6,500,000          808,234
(b)   Contimortgage Home Equity Loan Trust, 1999-3, A6, 8.18%, 12/25/29 .............       27,184           26,984
      Countrywide Asset-Backed Certificates,
            2004-7, AF4, 4.774%, 8/25/32 ............................................      822,523          815,806
(b)         2006-11, 1AF1, 0.642%, 9/25/46 ..........................................      349,224          298,594
(b)   FHLMC, 2942, TF, 0.906%, 3/15/35 ..............................................    1,357,931        1,349,208
(b)   First Franklin Mortgage Loan Asset-Backed Certificates,
            2004-FF11, 1A2, 0.872%, 1/25/35 .........................................      280,716          165,845
            2006-FF12, A2, 0.562%, 9/25/36 ..........................................      543,742          511,161
      FNMA,
(b)         2007-1, NF, 0.772%, 2/25/37 .............................................      947,892          917,089
            G93-33, K, 7.00%, 9/25/23 ...............................................    1,724,748        1,877,378
      GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38 ............    1,262,683        1,133,567
      Greenwich Capital Commercial Funding Corp.,
            2004-GG1, A7, 5.317%, 6/10/36 ...........................................    5,000,000        4,288,900
            2007-GG9, C, 5.554%, 3/10/39 ............................................    3,500,000          462,127
(b)   HSI Asset Securitization Corp. Trust, 2006-OPT4, 2A2, 0.632%, 3/25/36 .........      187,043          183,924
      JPMorgan Chase Commercial Mortgage Securities Corp.,
(b)         2004-CB9, A4, 5.555%, 6/12/41 ...........................................    3,779,632        3,111,688
            2004-LN2, A2, 5.115%, 7/15/41 ...........................................      557,685          456,430
      LB-UBS Commercial Mortgage Trust, 2007-C2, C, 5.611%, 2/15/40 .................    6,100,000          934,341
(b)   Master Asset-Backed Securities Trust, 2006-AB1, A1, 0.662%, 2/25/36 ...........       80,682           79,759
(b)   Merrill Lynch Mortgage Investors Trust, 2006-RM2, A1B, 0.757%, 5/25/37 ........    3,742,107          524,471
(b)   Morgan Stanley ABS Capital I Inc. Trust, 2006-NC3, A2B, 0.642%, 3/25/36 .......      253,117          249,403
(b)   Morgan Stanley Capital I Trust, 2004-IQ7, A4, 5.538%, 6/15/38 .................    2,500,000        2,116,859
(b)   Novastar Home Equity Loan, 2004-4, M4, 1.622%, 3/25/35 ........................    1,500,000          666,959
(b)   Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B, 0.632%, 9/25/37 ...    2,000,000        1,401,715
      Residential Asset Securities Corp.,
            2004-KS1, AI4, 4.213%, 4/25/32 ..........................................      802,545          632,862
(b)         2005-AHL2, A2, 0.782%, 10/25/35 .........................................      149,983          121,871
(b)   Structured Asset Investment Loan Trust, 2004-1, M5, 5.022%, 2/25/34 ...........      434,772           52,518
(b,e) Structured Asset Securities Corp., 2005-SC1, 1A1, 144A, 0.792%, 5/25/31 .......      755,298          466,083


                             Semiannual Report | 15

Franklin Strategic Mortgage Portfolio

                                                                                         PRINCIPAL
                                                                                         AMOUNT(a)         VALUE
                                                                                        ----------     ------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
      (CONTINUED)
      FINANCE (CONTINUED)
(b)   Travelers Mortgage Services Inc., 1998-5A, A, 5.022%, 12/25/18 ................      106,911     $     85,529
      Vanderbilt Mortgage Finance, 1998-C, 1A6, 6.75%, 10/07/28 .....................      100,000           95,665
                                                                                                       ------------
      TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
         (COST $53,342,708) .........................................................                    27,864,401
                                                                                                       ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $162,183,858) ...........                   138,781,174
                                                                                                       ------------
      SHORT TERM INVESTMENTS 1.6%
      U.S. GOVERNMENT AND AGENCY SECURITIES (COST $224,937) 0.2%
(f,g) U.S. Treasury Bill, 5/28/09 ...................................................      225,000          224,941
                                                                                                       ------------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $162,408,795) ...............                   139,006,115
                                                                                                       ------------

                                                                                          SHARES
                                                                                        ----------
      MONEY MARKET FUNDS (COST $1,473,215) 1.4%
(h)   Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.13% ..........    1,473,215        1,473,215
                                                                                                       ------------
      TOTAL INVESTMENTS (COST $163,882,010) 129.2% ..................................                   140,479,330
      OTHER ASSETS, LESS LIABILITIES (29.2)% ........................................                   (31,779,095)
                                                                                                       ------------
      NET ASSETS 100.0% .............................................................                  $108,700,235
                                                                                                       ============

See Abbreviations on page 28.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  A portion or all of the security purchased on a TBA basis. See Note 1(c).

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2009, the value of this security was $460,914, representing 0.42% of net assets.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $1,957,633, representing 1.80% of net assets.

(f)  The security is traded on a discount basis with no stated coupon rate.

(g) Security or a portion of the security has been segregated as collateral for open future contracts. At March 31, 2009, the value of securities amounted to $224,941.

(h) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Strategic Mortgage Portfolio

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................   $ 162,408,795
      Cost - Sweep Money Fund (Note 7) .................................       1,473,215
                                                                           -------------
      Total cost of investments ........................................   $ 163,882,010
                                                                           -------------
      Value - Unaffiliated issuers .....................................   $ 139,006,115
      Value - Sweep Money Fund (Note 7) ................................       1,473,215
                                                                           -------------
      Total value of investments .......................................     140,479,330
   Cash ................................................................           7,390
   Receivables:
      Investment securities sold .......................................      17,299,108
      Capital shares sold ..............................................         243,674
      Interest .........................................................         554,643
   Other assets ........................................................             295
                                                                           -------------
         Total assets ..................................................     158,584,440
                                                                           -------------
Liabilities:
   Payables:
      Investment securities purchased ..................................      49,252,550
      Capital shares redeemed ..........................................         361,005
      Affiliates .......................................................          48,728
      Distributions to shareholders ....................................         135,995
      Variation margin .................................................          32,250
   Accrued expenses and other liabilities ..............................          53,677
                                                                           -------------
         Total liabilities .............................................      49,884,205
                                                                           -------------
            Net assets, at value .......................................   $ 108,700,235
                                                                           =============
Net assets consist of:
   Paid-in capital .....................................................   $ 157,176,730
   Distributions in excess of net investment income ....................      (1,749,746)
   Net unrealized appreciation (depreciation) ..........................     (23,626,525)
   Accumulated net realized gain (loss) ................................     (23,100,224)
                                                                           -------------
            Net assets, at value .......................................   $ 108,700,235
                                                                           =============
Shares outstanding .....................................................      12,992,930
                                                                           =============
Net asset value per share(a)............................................   $        8.37
                                                                           =============
Maximum offering price per share (net asset value per share / 95.75%) ..   $        8.74
                                                                           =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.


   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Strategic Mortgage Portfolio

STATEMENT OF OPERATIONS
for the six months ended March 31, 2009 (unaudited)

Investment income:
   Dividends from Sweep Money Fund (Note 7)..............................  $    18,991
   Interest..............................................................    3,152,968
                                                                           -----------
      Total investment income............................................    3,171,959
                                                                           -----------
Expenses:
   Management fees (Note 3a).............................................      277,614
   Transfer agent fees (Note 3d).........................................       96,117
   Custodian fees (Note 4)...............................................        2,496
   Reports to shareholders...............................................       19,484
   Registration and filing fees..........................................       18,235
   Professional fees.....................................................       23,290
   Trustees' fees and expenses...........................................        6,374
   Other.................................................................        9,223
                                                                           -----------
      Total expenses.....................................................      452,833
      Expense reductions (Note 4)........................................          (96)
                                                                           -----------
         Net expenses....................................................      452,737
                                                                           -----------
         Net investment income...........................................    2,719,222
                                                                           -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments........................................................   (1,945,325)
      Foreign currency transactions......................................         (140)
      Futures contracts..................................................      301,144
                                                                           -----------
         Net realized gain (loss)........................................   (1,644,321)
                                                                           -----------
   Net change in unrealized appreciation (depreciation) on investments...   (4,968,661)
                                                                           -----------
Net realized and unrealized gain (loss)..................................   (6,612,979)
                                                                           -----------
Net increase (decrease) in net assets resulting from operations..........  $(3,893,757)
                                                                           ===========


   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Strategic Mortgage Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED    YEAR ENDED
                                                                             MARCH 31, 2009    SEPTEMBER 30,
                                                                               (UNAUDITED)          2008
                                                                            ----------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................     $   2,719,222    $   9,425,095
      Net realized gain (loss) from investments, foreign currency
         transactions and futures contracts .............................        (1,644,321)         809,204
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated
         in foreign currencies ..........................................        (4,968,658)     (11,622,461)
                                                                              -------------    -------------
         Net increase (decrease) in net assets resulting from
         operations .....................................................        (3,893,757)      (1,388,162)
   Distributions to shareholders from net investment income .............        (4,374,543)     (11,828,294)
   Capital share transactions (Note 2) ..................................       (51,705,835)     (61,774,422)
   Redemption fees ......................................................                --            1,432
                                                                              -------------    -------------
         Net increase (decrease) in net assets ..........................       (59,974,135)     (74,989,446)
Net assets:
   Beginning of period ..................................................       168,674,370      243,663,816
                                                                              -------------    -------------
   End of period ........................................................     $ 108,700,235    $ 168,674,370
                                                                              =============    =============
Distributions in excess of net investment income included in net assets:
   End of period ........................................................     $  (1,749,746)   $     (94,425)
                                                                              =============    =============


   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Strategic Mortgage Portfolio

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Strategic Mortgage Portfolio (Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the


                             20 | Semiannual Report

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FUTURES CONTRACTS

The Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the counterparty in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.


                             Semiannual Report | 21

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

F. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are


                             22 | Semiannual Report

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                              MARCH 31, 2009              SEPTEMBER 30, 2008
                                                       ---------------------------   ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                       -----------   -------------   -----------   -------------
Shares sold ........................................    1,090,177    $  9,183,562     1,571,128    $ 14,491,454
Shares issued in reinvestment of distributions .....      430,497       3,596,886     1,079,811       9,945,846
Shares redeemed ....................................   (7,690,592)    (64,486,283)   (9,359,274)    (86,211,722)
                                                       ----------    ------------    ----------    ------------
Net increase (decrease) ............................   (6,169,918)   $(51,705,835)   (6,708,335)   $(61,774,422)
                                                       ==========    ============    ==========    ============


                             Semiannual Report | 23

Franklin Strategic Mortgage Portfolio

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   --------------------------------------------------
0.40%                 First $250 million
0.38%                 Over $250 million, up to and including $500 million
0.36%                 In excess of $500 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $7,565
Contingent deferred sales charges retained ...................   $  321

D. TRANSFER AGENT FEES

For the period ended March 31, 2009, the Fund paid transfer agent fees of $96,117, of which $59,498 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                             24 | Semiannual Report

Franklin Strategic Mortgage Portfolio

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2012 ......................   $ 6,223,578
2013 ......................     4,584,050
2014 ......................     2,817,022
2015 ......................     4,099,588
2016 ......................     2,076,095
                              -----------
                              $19,800,333
                              ===========

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2008, the Fund deferred realized capital losses of $1,592,868.

At March 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments...........................   $164,102,593
                                                 ============
Unrealized appreciation.......................   $  2,258,364
Unrealized depreciation.......................    (25,881,627)
                                                 ------------
Net unrealized appreciation (depreciation)....   $(23,623,263)
                                                 ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions and paydown losses.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2009, aggregated $261,590,503 and $342,910,402, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 25

Franklin Strategic Mortgage Portfolio

8. FINANCIAL FUTURES CONTRACTS

At March 31, 2009, the Fund had the following financial futures contracts outstanding:

                                                                      UNREALIZED
                                NUMBER OF   DELIVERY    CONTRACT     APPRECIATION
                                CONTRACTS     DATE     FACE VALUE   (DEPRECIATION)
                                ---------   --------   ----------   --------------
CONTRACTS TO SELL
U.S. Treasury Long Bond......       43       6/19/09   $4,300,000     $(223,842)

9. CONCENTRATION OF CREDIT RISK

The Fund has 19.8% of its portfolio invested in asset-backed and commercial mortgage-backed securities. Investments in these securities may subject the Fund to increased market volatility which may cause the Fund's net asset value per share to fluctuate. These investments may be less liquid than other investments held by the Fund.

10. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $68 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended March 31, 2009, the Fund did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on October 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             26 | Semiannual Report

Franklin Strategic Mortgage Portfolio

11. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                     LEVEL 1       LEVEL 2      LEVEL 3       TOTAL
                                   ----------   ------------   --------   ------------
ASSETS:
   Investments in Securities       $1,698,156   $138,320,260   $460,914   $140,479,330
LIABILITIES:
   Other Financial Instruments(a)          --        223,842         --        223,842

(a) Other financial instruments include net unrealized appreciation (depreciation) on futures contracts.

At March 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                    INVESTMENTS
                                                   IN SECURITIES
                                                   -------------
Beginning Balance - October 1, 2008.............    $ 882,421
   Net realized gain (loss).....................       (1,725)
   Net change in unrealized appreciation
      (depreciation)............................     (113,225)
   Net purchases (sales)........................     (306,557)
   Transfers in and/or out of Level 3...........           --
                                                    ---------
Ending Balance..................................    $ 460,914
                                                    =========
Net change in unrealized appreciation
   (depreciation) attributable
    to assets still held at end
    of period...................................    $(113,225)
                                                    =========


                             Semiannual Report | 27

Franklin Strategic Mortgage Portfolio

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

ABBREVIATIONS

CURRENCY

CAD - Canadian Dollar

SELECTED PORTFOLIO

PC - Participation Certificate
SF - Single Family


                             28 | Semiannual Report

Franklin Strategic Mortgage Portfolio

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                             Semiannual Report | 29

Franklin Strategic Mortgage Portfolio

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of a portfolio manager's bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year,


                             30 | Semiannual Report

Franklin Strategic Mortgage Portfolio

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2008, as well as during the 10-year period ended December 31, 2008, in comparison to a performance universe consisting of all retail and institutional U.S. mortgage funds as selected by Lipper. The income performance for the Fund during 2008 and in each of the previous nine years as shown in the Lipper report was in the highest quintile of its Lipper performance universe. The Lipper report showed the Fund's total return, however, to be in the lowest quintile of its performance universe in 2008, and on an annualized basis to be in the lowest quintile of such universe for the previous three-year period, the second-lowest quintile for the previous five-year period, and the middle quintile of such universe for the previous 10-year period. The Board noted, in this respect, that the Lipper report showed in each year from 1999 through 2006 that the Fund's total return was in the highest or second-highest quintile of its performance universe and that such annualized return reflected underperformance in recent years. In discussing its 2008 total return, management explained that underperformance primarily reflected the Fund's portfolio allocation to commercial mortgage backed and residential asset-backed securities while noting the Fund's limited exposure to those backed by subprime mortgage collateral, which at December 31, 2008, amounted to 7.99% of Fund assets, a majority of which were rated AAA. While intending to continuously monitor performance, the Board did not believe such recent total return underperformance warranted any immediate change in portfolio management.

COMPARATIVE EXPENSES. Consideration was given to a comparison of the management fees and total expense ratios of the Fund with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from the Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the contractual investment management fee charged the Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper expense comparisons showed that the contractual investment management fee rate for the Fund was in the least expensive quintile of its Lipper expense group and its actual total expense rate was also in the least expensive quintile of such expense group. The Board was satisfied with the contractual investment management fee and total expenses of the Fund in comparison to its Lipper expense group.


                             Semiannual Report | 31

Franklin Strategic Mortgage Portfolio

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                             32 | Semiannual Report

Franklin Strategic Mortgage Portfolio

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.4% on the first $250 million of assets; 0.38% on the next $250 million of assets; and 0.36% on assets in excess of $500 million. The Fund had assets of approximately $146 million at the end of 2008 and in discussing such fee structure, management stated its view that it establishes a relatively low rate quickly reflecting anticipated economies of scale as assets increase and pointed out the Fund's favorable contractual investment management fee rate and actual total expense comparison within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believes to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 33

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

157 S2009 05/09







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By /s/LAURA F. FERGERSON
   --------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/LAURA F. FERGERSON
   --------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009


By /S/GASTON GARDEY
   -----------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  May 27, 2009